UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2023

LAFAYETTE SQUARE USA, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01427	87-2807075

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 SW 7th St, Unit 1911, Miami, Florida	33130-2992
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 598-2348

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03.	Material Modification of Rights of Security Holders

Effective May 15, 2023, the Company agreed with an investor to designate certain officers of LS BDC Adviser, LLC (the “Adviser”) as key persons (each a “Key Person”). This Key Person protection will benefit all investors in the Company. Specifically, until the occurrence of a liquidity event for the Company, if either Damien Dwin or Phil Daniele, each a Key Person as of the effective date, is no longer employed by the Adviser or any of its affiliates or no longer provides services to such entities (a “Key Person Event”), then the Company’s investment period, currently scheduled to expire on June 2, 2027 (unless extended pursuant to the Adviser’s recommendation with the approval of the Company's board of directors, for up to two additional one-year periods), would be suspended, and the Company would not be permitted to call additional capital from its investors unless the Company’s investment period is reinstated by the vote of a majority of the Company’s outstanding voting securities within 120 days. The Adviser may replace anyone who is named as a Key Person (other than Mr. Dwin) with a qualified replacement with the approval of the board of directors of the Company at any time. If the investment period of the Company is not reinstated before the end of such 120-day period, then the Company’s investment period would end. The Key Person protection to which the Company has agreed will terminate upon the occurrence of a liquidity event, which can include (1) a quotation or listing of the Company’s common stock on a national securities exchange or (2) a transaction that involves sale of all or substantially all of the company’s capital stock or assets to another entity or a transaction or series of transactions for consideration of either cash and/or publicly listed securities of another entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lafayette Square USA, Inc.

Date: May 18, 2023	By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	Chief Executive Officer